                                     ZENIX
                                     Income
                                    Fund Inc.


                                [LOGO OF ZENIX]

                               Quarterly Report
                                 June 30, 2000

                            Zenix Income Fund Inc.

Dear Shareholder:

     We are pleased to provide you with the quarterly report for the Zenix Income Fund Inc. ("Fund") for the three months ended June 30, 2000. Any discussion of the Fund's holdings is as of June 30, 2000 and the Fund's current holdings may differ. Please refer to pages 5 through 17 for a list of the Fund's holdings.

[PHOTO]      [PHOTO]
HEATH B.     JOHN C.
MCLENDON     BIANCHI, CFA
Chairman     Vice President and Investment Officer

During the past three months, the Fund distributed income dividends to common shareholders totaling $0.16 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its June 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price(1).

     Price              Annualized          Three-Month
   Per Share        Distribution Rate(2)    Total Return(2)
  -----------       --------------------    ---------------
  $4.80 (NAV)            13.50%                 (1.01)%
  $4.75 (NYSE)           13.64%                 10.80%

---------------
(1) The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets to common shareholders) by the total number of common shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate to common shareholders of $0.054 for twelve months. This rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.

Performance Update
The Fund generated a negative total return, based on NAV, of 1.01% for the past three months. In comparison, the Lipper Inc. ("Lipper") peer group returned negative 3.83% for the same time period. (Lipper is an independent mutual fund performance tracking organization.) Please note that past performance is not an indication of future results.

During the period, we generated relatively competitive performance in comparison to our peer group, but unfortunately the Fund generated weak total returns on an absolute basis. The Fund benefited from its overweight in the telecommunications, energy (oil and natural gas), cable, media and technology sectors. We attribute the Fund's negative performance to its overweight in middle-quality B rated issues. However, we are pleased to report that there were no defaults in the Fund's portfolio despite the overall increase in defaults in the high-yield bond market.

Market and Economic Overview
The high-yield bond market rallied impressively in June as positive mutual fund flows and more stable interest rates improved overall market sentiment. Most of the major high-yield bond indices were up about 2.00% for the month of June, the highest monthly return since late 1998. However, since the other sectors of the bond market also rallied in June, spreads on high-yield bonds remained relatively wide against U.S. Treasuries at over 650 basis points.(3) Not surprisingly, the highest-quality, most liquid issues generated the strongest results while the lower-quality end of the market continued to labor under continued high default rates in the 5.00% range on an annualized basis.

The best-performing segment of the high-yield bond market during the period were the highest-quality BB rated bonds. One of the most important aspects of the high-yield bond market, B rated issues, generated a negative 1.60% total return for the same time period. By far, the worst-performing credit segment of the high-yield bond market were the lower quality CCC rated issues which delivered negative total returns in the 4.50% to 5.00% range.

We believe that the high-yield bond market is discounting a potential economic slowdown in the second half of this year given the Federal Reserve Board's ("Fed") multiple increases in short-term interest rates during the past year. In addition, the lower-quality end of the high-yield bond market has continued to be negatively impacted by meaningfully higher default rates.

The best-performing sectors of the high-yield bond market during the period were energy (oil and natural gas), technology, telecommunications, cable, media and

------------
3    A basis point is 0.01% or one one-hundredth of a percent.

operating utilities, which would fare better in an economic slowdown. The worst-performing sectors included basic materials, capital goods manufacturing, consumer related industries and transportation.

From a technical standpoint, the high-yield bond market witnessed much smaller new issuance as most companies either postponed new issues or elected to seek alternative forms of financing such as convertible bond offerings or bank loans. For the first six months of 2000, new issues totaled roughly $25 billion, down from about $58 billion last year. At the same time, a total of approximately $6 billion was withdrawn from open-end high-yield bond mutual funds.

Conclusion
Despite some adverse conditions, we are confident that the high-yield bond market has discounted most of the negative sentiment concerning bond investing. We continue to believe that investing in high-yield bonds may represent a compelling opportunity for many long-term investors seeking income and total return potential.

Our goal over the near term is to continue to reallocate cash reserves into the more liquid issues that we believe offer the most upside price potential. We remain positive on the total return prospects for the high-yield bond market. Yet we realize that until the Fed completes its recent round of interest rate increases, the overall performance of the bond markets may remain largely unchanged. While we are confident that the Fed may be close to completing its interest rate increases, it may decide to raise rates later in the year if indications of a slowdown in the growth of the U.S. economy do not become apparent.

And while the future is always uncertain, we remain confident that our patience may be rewarded later on this year since we expect that the Fed will be ultimately successful in limiting the amount of excess speculation in the financial markets. Should you have any questions about your investment in the Fund, please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon                      /s/ John C. Bianchi

Heath B. McLendon                          John C. Bianchi, CFA
Chairman                                   Vice President and Investment Officer


July 31, 2000

Take Advantage of the Funds Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     A more complete description of the current Plan appears in the section of this report beginning on page 34. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

[LOGO OF ZENIX FUNDS]

                                                         Schedule of Investments
                                                       June 30, 2000 (unaudited)
================================================================================

Face
Amount++     Rating(a)         Security                                  Value
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.6%
Aerospace -- 1.3%
                   BE Aerospace, Inc., Sr. Sub. Notes:
  270,000    B       9.500% due 11/1/08 .............................$   249,750
1,330,000    B       Series B, 8.000% due 3/1/08 ....................  1,130,500
  380,000    B-    Dunlop Standard Aerospace Holdings,
                     Sr. Notes, 11.875% due 5/15/09 .................    375,250
                                                                     -----------
                                                                       1,755,500
                                                                     -----------

Airlines -- 1.0%
1,723,536    BB    Airplanes Pass-Thru Trust, Corp.,
                     Asset-Backed Securities, Series 1, Class D,
                     10.875% due 3/15/19 ............................  1,400,184
                                                                     -----------

Aluminum -- 1.0%
                   Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
1,170,000    B3*     12.750% due 2/1/03 .............................  1,070,550
  160,000    B1*     Series B, 10.875% due 10/15/06 .................    152,800
  140,000    B1*     Series D, 10.875% due 10/15/06 .................    133,700
                                                                     -----------
                                                                       1,357,050
                                                                     -----------

Apparel -- 0.9%
  570,000    BB-   Levi Strauss & Co., Sr. Sub. Notes, 7.000% due
                     11/1/06+ .......................................    436,050
  490,000    BBB-  Tommy Hilfiger USA Inc., Sr. Notes, 6.850% due
                     6/1/08 .........................................    316,050
  525,000    B-    Tropical Sportswear International Corp.,
                     Guaranteed Sr. Sub. Notes, Series A, 11.000%
                     due 6/15/08 ....................................    506,625
                                                                     -----------
                                                                       1,258,725
                                                                     -----------

Auto Parts: Original Equipment Manufacture-- 0.9%
  370,000    B     Collins & Aikman Products Co., Sr. Sub. Notes,
                     11.500% due 4/15/06 ............................    357,975
  180,000    B     Dura Operating Corp., Sr. Sub. Notes, 9.000% due
                     5/1/09 .........................................    157,500
                   Hayes Lemmerz International, Inc., Sr. Sub.
                     Notes:
  220,000    B       11.000% due 7/15/06 ............................    217,250
  620,000    B       Series B, 8.250% due 12/15/08 ..................    527,000
                                                                     -----------
                                                                       1,259,725
                                                                     -----------

Broadcasting -- 1.7%
  130,000    B     Capstar Broadcasting Corp., Sr. Discount Notes,
                     step bond to yield 11.002% due 2/1/09 ..........    120,250
                   Young Broadcasting Inc.:
  475,000    B       Guaranteed Sr. Sub. Notes, 11.750% due
                       11/15/04 .....................................    485,688
1,655,000    B       Sr. Sub. Notes, 10.125% due 2/15/05 ............  1,638,450
                                                                     -----------
                                                                       2,244,388
                                                                     -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++     Rating(a)    Security                                       Value
--------------------------------------------------------------------------------
Building Materials -- 0.4%
                   Nortek, Inc.:
  135,000    B+      Sr. Notes, Series B, 9.125% due 9/1/07 .........$   125,550
  395,000    B-      Sr. Sub. Notes, 9.875% due 3/1/04 ..............    377,225
                                                                     -----------
                                                                         502,775
                                                                     -----------

Building Products -- 0.4%
  295,000    B     Amatek Industries Property Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08 ............................    271,400
  385,000    B-    Atrium Cos., Inc., Sr. Sub. Notes, 10.500% due
                     5/1/09 .........................................    326,287
                                                                     -----------
                                                                         597,687
                                                                     -----------

Cable Television -- 10.5%
                   Adelphia Communications Corp., Sr. Notes:
  905,000    BB-     8.750% due 10/1/07 .............................    825,812
  820,000    B+      Series B, 8.375% due 2/1/08 ....................    728,775
  180,000    CCC+  Cable Satisfaction International, Inc., Sr.
                     Notes, 12.750% due 3/1/10 ......................    175,950
                   Century Communications Corp.:
  255,000    BB-     Sr. Discount Notes, Series B, zero coupon
                       bond to yield 10.646% due 1/15/08 ............    105,825
  130,000    BB-     Sr. Notes, 9.750% due 2/15/02 ..................    130,650
                   Charter Communications Holdings LLC/Charter
                     Communications Capital Corp.:
1,460,000    B+        Sr. Discount Notes, step bond to yield
                         11.720% due 1/15/10 ........................    837,675
1,215,000    B+        Sr. Notes, 8.625% due 4/1/09 .................  1,073,756
1,000,000    BB-   CSC Holdings, Inc., Sr. Sub. Debentures,
                     10.500% due 5/15/16 ............................  1,067,500
  495,000GBP B-    Diamond Holdings PLC, Guaranteed Notes,
                     10.000% due 2/1/08 .............................    700,898
  345,000    B     Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09 .    332,925
1,345,000    B-    NTL Communications Corp.,
                     Sr. Notes, 11.500% due 10/1/08 .................  1,345,000
  775,000    BB-   Rogers Cablesystems, Ltd., Guaranteed Sr.
                     Sub. Debentures, 11.000% due 12/1/15 ...........    840,875
1,250,000    B+    Telewest Communications PLC, Sr. Notes,
                     11.250% due 11/1/08 ............................  1,256,250
3,220,000    B-    United International Holdings, Inc., Sr.
                     Discount Notes, Series B, step bond to
                       yield 11.554% due 2/15/08 ....................  2,270,100
4,615,000    B     United Pan-Europe Communications N.V., Sr.
                     Discount Notes, step bond to yield 12.500%
                       due 8/1/09 ...................................  2,342,112
                                                                     -----------
                                                                      14,034,103
                                                                     -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++     Rating(a)     Security                                      Value
--------------------------------------------------------------------------------
Casinos - Gambling -- 2.5%
  105,000    BB-   Circus Circus Enterprises, Inc., Sr. Sub.
                     Debentures, 7.625% due 7/15/13 .................$    86,625
  860,000    B     Hollywood Casino Corp., Guaranteed Sr.
                     Sub. Notes, 11.250% due 5/1/07 .................    883,650
   11,375    NR    Jazz Casino Co. LLC, Sr. Sub. Notes,
                     5.867% due 11/15/09 ............................      1,991
  470,000    B+    Station Casinos, Inc., Sr. Sub. Notes,
                     9.875% due 7/1/10+ .............................    473,525
                   Sun International Hotels Ltd., Sr. Sub. Notes:
  795,000    Ba3*    9.000% due 3/15/07 .............................    739,350
  770,000    Ba3*    8.625% due 12/15/07 ............................    700,700
  465,000    B-    Venetian Casino Resort, LLC, Secured Notes,
                     12.250% due 11/15/04 ...........................    471,975
                                                                     -----------
                                                                       3,357,816
                                                                     -----------

Chemicals - Major -- 1.4%
                   Huntsman Corp.:
3,700,000    B+      Sr. Discount Notes, zero coupon bond to yield
                       13.067% due 12/31/09 .........................  1,239,500
  645,000    B+      Sr. Sub. Notes, 10.125% due 7/1/09 .............    653,063
                                                                     -----------
                                                                       1,892,563
                                                                     -----------

Chemicals - Specialty -- 0.7%
  220,000    B     Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09 ..    216,700
  275,000EUR B+    Lyondell Chemical Co., Guaranteed Sr. Sub. Notes,
                     10.875% due 5/1/09 .............................    508,725
  510,000    B+    Ineos Acrylics Finance PLC, Sr. Notes,
                     10.250% due 5/15/10+ ...........................    271,523

                                                                     -----------
                                                                         996,948
                                                                     -----------

Coal Mining -- 0.1%
  960,000    Caa2* AEI Resources, Inc., Guaranteed Notes, 10.500%
                     due 12/15/05+ ..................................    196,800
                                                                     -----------

Construction/AG Equipment/Trucks -- 0.2%
  275,000    B     Columbus McKinnon Corp., Guaranteed Sr.
                     Sub. Notes, 8.500% due 4/1/08 ..................    237,875
                                                                     -----------

Consumer Specialties -- 0.4%
  570,000    B     Jostens, Inc., Sr. Sub. Notes, 12.750% due
                     5/1/10+ ........................................    564,300
                                                                     -----------

Containers - Packaging -- 1.9%
  225,000    B     BWAY Corp., Guaranteed Sr. Sub. Notes,
                     Series B, 10.250% due 4/15/07 ..................    217,125

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++      Rating(a)         Security                                Value
--------------------------------------------------------------------------------
Containers - Packaging -- 1.9% (continued)
1,425,000    B     Stone Container Finance Corp., Guaranteed Sr.
                     Notes, 11.500% due 8/15/06+ ....................$ 1,482,000
  435,000    B-    Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                     10.500% due 9/1/03 .............................    398,025
  510,000    B-    Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due
                     6/15/10+ .......................................    512,550
                                                                     -----------
                                                                       2,609,700
                                                                     -----------

Contract Drilling -- 2.3%
                   Parker Drilling Co.:
  110,000    B-      5.500% due 8/1/04 (b) ..........................     90,613
1,165,000    B+      Sr. Notes, 9.750% due 11/15/06 .................  1,132,963
  655,000    BB    Pride International, Inc., Sr. Notes,
                     10.000% due 6/1/09 .............................    677,925
  515,000    Ba3*  R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06 .    563,925
  555,000    BB-   RBF Finance Co., Guaranteed Sr. Notes, 11.375%
                     due 3/15/09 ....................................    604,950
                                                                     -----------
                                                                       3,070,376
                                                                     -----------

Discount Stores -- 0.7%
  610,000    B+    Ames Department Stores, Inc., Sr. Notes,
                     10.000% due 4/15/06 ............................    372,100
  490,000    Baa3* Kmart Corp., Debentures, 12.500% due 3/1/05 ......    536,550
                                                                     -----------
                                                                         908,650
                                                                     -----------

Diversified Commercial Services -- 0.9%
1,000,000    B2*   Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                     Series B, 10.250% due 11/1/06 ..................    825,000
  500,000    B-    Outsourcing Solutions Inc., Sr. Sub. Notes,
                     11.000% due 11/1/06 ............................    437,500
                                                                     -----------
                                                                       1,262,500
                                                                     -----------

Diversified Financial Services -- 0.3%
                   AMRESCO Inc., Sr. Sub. Notes, Series A:
  600,000    CCC-    10.000% due 3/15/04 ............................    306,000
  135,000    CCC-    9.875% due 3/15/05 .............................     68,850
                                                                     -----------
                                                                         374,850
                                                                     -----------

Diversified Manufacturing -- 0.8%
  175,000    B-    Blount Inc., Sr. Sub. Notes, 13.000% due
                     8/1/09 .........................................    179,375
  700,000    B+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                     9.250% due 12/1/07 .............................    619,500
  285,000    B     Polymer Group, Inc., Sr. Sub. Notes, Series B,
                     9.000% due 7/1/07 ..............................    243,675
                                                                     -----------
                                                                       1,042,550
                                                                     -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]

                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++      Rating(a)         Security                                Value
--------------------------------------------------------------------------------
Drugs - Generic-- 1.1%
1,465,000    BB    ICN Pharmaceuticals, Inc., Sr. Notes, Series B,
                     9.250% due 8/15/05 .............................$ 1,457,675
                                                                     -----------

Electronic Components -- 1.0%
  515,000    BB-   Celestica International Inc., Sr. Sub. Notes,
                     10.500% due 12/31/06 ...........................    540,750
  845,000    Ba3*  Flextronics International Ltd., Sr. Sub. Notes,
                     9.875% due 7/1/10+ .............................    855,562
                                                                     -----------
                                                                       1,396,312
                                                                     -----------

Engineering & Construction -- 0.6%
  165,000    B-    American Plumbing & Mechanical, Inc., Sr. Sub.
                     Notes, 11.625% due 10/15/08 ....................    154,687
  255,000    BB-   Integrated Electrical Services, Inc., Sr. Sub.
                     Notes, 9.375% due 2/1/09 .......................    207,825
  430,000    B-    Orius Capital Corp., Sr. Sub. Notes,
                     12.750% due 2/1/10+ ............................    445,050
                                                                     -----------
                                                                         807,562
                                                                     -----------

Environmental Services -- 3.1%
                   Allied Waste North America, Inc.:
  510,000    BB-     Guaranteed Sr. Notes, Series B, 7.875%
                       due 1/1/09 ...................................    437,325
2,475,000    B+      Sr. Sub. Notes, 10.000% due 8/1/09 @ ...........  2,079,000
  315,000    B+    IT Group, Inc., Sr. Sub. Notes, 11.250%
                     due 4/1/09 .....................................    283,500
1,020,000    CCC+  Metal Management, Inc., Guaranteed Sr. Sub.
                     Notes, 10.000% due 5/15/08 .....................    566,100
  740,000    B+    URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 ....    762,200
                                                                     -----------
                                                                       4,128,125
                                                                     -----------

Finance Companies -- 0.2%
  355,000    CCC+  Madison River Capital, Sr. Notes, 13.250%
                     due 3/1/10+ ....................................    321,275
                                                                     -----------

Food Distributors -- 1.8%
  385,000    B-    Agrilink Foods Inc., Sr. Notes, 11.875%
                     due 11/1/08 ....................................    302,225
  760,000    B2*   Carrols Corp., Sr. Sub. Notes, 9.500%
                     due 12/1/08 ....................................    638,400
  480,000    B2*   International Home Foods, Inc., Guaranteed
                     Sr. Sub. Notes, 10.375% due 11/1/06 ............    516,000
  575,000    B-    Premier International Foods PLC, Sr. Notes,
                     12.000% due 9/1/09+ ............................    517,500
  440,000    B     SC International Services, Inc., Guaranteed
                     Sr. Sub. Notes, Series B, 9.250% due 9/1/07 ....    420,200
                                                                     -----------
                                                                       2,394,325
                                                                     -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]

                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++      Rating(a)         Security                                Value
--------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.6%
  850,000    B-    B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                     9.625% due 8/1/07 ..............................$   599,250
  980,000    CCC+  Imperial Holly Corp., Guaranteed
                     Sr. Sub. Notes, 9.750% due 12/15/07 ............    192,325
                                                                     -----------
                                                                         791,575
                                                                     -----------

Forest Products -- 0.9%
  660,000    B     Ainsworth Lumber Co. Ltd., Sr.
                     Notes, 12.500% due 7/15/07 .....................    658,350
  565,000    B+    Millar Western Forest, Sr. Notes,
                     9.875% due 5/15/08 .............................    531,100
                                                                     -----------
                                                                       1,189,450
                                                                     -----------

Health Industry Services -- 0.3%
  515,000    BBB   HEALTHSOUTH Corp., Sr. Notes, 6.875%
                     due 6/15/05 ....................................    441,612
                                                                     -----------

Home Building -- 1.0%
  430,000    Ba1*  D.R. Horton, Inc., Sr. Notes, 8.000%
                     due 2/1/09 .....................................    376,250
  930,000    BB+   Lennar Corp., Sr. Notes, 9.950% due
                     5/1/10+ ........................................    920,700
                                                                     -----------
                                                                       1,296,950
                                                                     -----------

Home Furnishings -- 0.3%
  405,000    B     Falcon Products, Inc., Sr. Sub. Notes,
                     11.375% due 6/15/09 ............................    388,294
                                                                     -----------

Hospital - Nursing Management -- 1.1%
1,520,000    Ba3*  Fresenius Medical Care Capital Trust I, Trust
                     Preferred Securities, 9.000% due 12/1/06 .......  1,447,800
                                                                     -----------

Hotel - Resort -- 3.8%
2,375,000    B-    Courtyard by Marriott II LP/Courtyard Finance
                     Co., Sr. Secured Notes, Series B, 10.750% due
                     2/1/08 @ .......................................  2,333,437
1,275,000    BB    HMH Properties, Inc., Sr. Notes, Series C, 8.450%
                     due 12/1/08 ....................................  1,187,344
                   Intrawest Corp., Sr. Notes:
  685,000    B+      9.750% due 8/15/08 .............................    681,575
  860,000    B+      10.500% due 2/1/10 .............................    881,500
                                                                     -----------
                                                                       5,083,856
                                                                     -----------

Internet Services -- 4.9%
  185,000    NR    Colo.com, Sr. Notes, 13.875% due 3/15/10+ ........    199,800
  325,000    Caa2* Cybernet Internet Services International,
                     Inc., Sr. Notes, 14.000% due 7/1/09 ............    164,125

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

  Face
Amount++    Rating(a)         Security                                Value
--------------------------------------------------------------------------------
Internet Services -- 4.9% (continued)
                    Exodus Communications, Inc., Sr. Notes:
   800,000    B         10.750% due 12/15/09......................... $  776,000
   690,000    B         11.625% due 7/15/10+.........................    695,175
                    PSINet Inc., Sr. Notes:
    85,000    B-        11.500% due 11/1/08..........................     80,325
 2,350,000    B-        11.000% due 8/1/09...........................  2,185,500
   835,000    B3*   Rhythms NetConnections Inc., Sr. Notes,
                        14.000% due 2/15/10+.........................    609,550
                    Verio Inc., Sr. Notes:
   360,000    B-        10.375% due 4/1/05...........................    379,800
   380,000    B-        11.250% due 12/1/08..........................    428,450
   675,000    B-        10.625% due 11/15/09.........................    751,781
   460,000    CCC+  WAM!NET Inc., Guaranteed Sr. Discount Notes,
                        Series B, step bond to yield 13.392%
                        due 3/1/05...................................    260,475
                                                                      ----------
                                                                       6,530,981
                                                                      ----------

Leisure/Movies/Entertainment -- 1.1%
 1,280,000    B-    Premier Parks Inc., Sr. Discount Notes, step
                        bond to yield 11.416% due 4/1/08.............    875,200
   640,000    B-    SFX Entertainment, Inc., Sr. Sub. Notes,
                        Series B, 9.125% due 2/1/08..................    646,400
                                                                      ----------
                                                                       1,521,600
                                                                      ----------

Medical Specialties -- 0.6%
   855,000    B-    Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                        11.250% due 6/15/09..........................    748,125
                                                                      ----------

Multi-Sector Companies -- 0.4%
   535,000    B-    Triarc Consumer Beverage, Sr. Sub. Notes,
                        10.250% due 2/15/09..........................    520,288
                                                                      ----------

Newspapers -- 0.1%
   145,000    B+    Garden State Newspapers, Inc., Sr. Sub. Notes,
                        8.625% due 7/1/11............................    126,875
                                                                      ----------

Oil & Gas Production -- 4.0%
                    Belco Oil & Gas Corp., Sr. Sub. Notes:
   250,000    B1*       10.500% due 4/1/06...........................    252,812
   600,000    B1*       8.875% due 9/15/07...........................    558,000
                    Canadian Forest Oil Ltd., Guaranteed Sr. Sub.
                    Notes:
   975,000    B         10.500% due 1/15/06..........................    996,937
   135,000    B         8.750% due 9/15/07...........................    127,575

                       See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]

                                                                             Schedule of Investments
                                                               June 30, 2000 (unaudited) (continued)
====================================================================================================

  Face
Amount++        Rating(a)         Security                                                   Value
----------------------------------------------------------------------------------------------------
Oil & Gas Production-- 4.0% (continued)
   370,000          B      Chesapeake Energy Corp., Sr. Notes, Series B,
                              9.625% due 5/1/05........................................   $  360,750
   250,000          B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                              8.625% due 1/1/08........................................      233,750
 1,140,000          B+     Nuevo Energy Co., Sr. Sub. Notes,
                              9.500% due 6/1/08........................................    1,131,450
                           Plains Resources Inc., Sr. Sub. Notes:
   345,000          B2*       Series B, 10.250% due 3/15/06............................      349,313
   290,000          B2*       Series E, 10.250% due 3/15/06+...........................      293,625
   700,000          B      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                              8.750% due 9/15/07.......................................      668,500
   350,000          BB-    Vintage Petroleum, Inc., Sr. Sub. Notes,
                              9.750% due 6/30/09.......................................      357,875
                                                                                          ----------
                                                                                           5,330,587
                                                                                          ----------

Oil & Gas Transmission -- 0.3%
   365,000          BB-    Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                              10.375% due 6/1/09.......................................      370,475
                                                                                          ----------

Oil Refining/Marketing -- 0.5%
 1,140,000          B      Clark USA Inc., Sr. Notes, Series B,
                              10.875% due 12/1/05......................................      632,700
                                                                                          ----------

Paper -- 1.9%
   755,000          B      Doman Industries Ltd., Sr. Notes, 8.750% due
                              3/15/04..................................................      588,900
   805,000          CCC+   Repap New Brunswick, Inc., Sr. Secured Notes,
                              10.625% due 4/15/05......................................      712,425
                           Riverwood International Corp.:
   345,000          B-        Guaranteed Sr. Notes, 10.625% due 8/1/07.................      336,375
 1,075,000          CCC+      Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08............      951,375
                                                                                          ----------
                                                                                           2,589,075
                                                                                          ----------

Pharmaceuticals - Other -- 0.8%
 1,045,000          B      King Pharmaceuticals, Inc., Sr. Sub. Notes,
                              10.750% due 2/15/09......................................    1,081,575
                                                                                          ----------

Photographic Products -- 0.3%
   430,000          BB-    Polaroid Corp., Sr. Notes, 11.500% due
                              2/15/06..................................................      449,350
                                                                                          ----------

Printing/Forms -- 0.3%
   250,000/GBP/     B      Polestar Corp. PLC, Sr. Notes, Series B,
                              10.500% due 5/30/08......................................      359,549
                                                                                          ----------

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

  Face
Amount++          Rating(a)                   Security                                              Value
-----------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.7%
   360,000          BB-      Avis Rent A Car, Inc., Sr. Sub. Notes,
                                 11.000% due 5/1/09............................................  $  377,100
                             United Rentals, Inc., Guaranteed Sr. Sub. Notes, Series B:
   385,000          BB-          9.250% due 1/15/09............................................     349,388
   250,000          BB-          9.000% due 4/1/09.............................................     222,500
                                                                                                 ----------
                                                                                                    948,988
                                                                                                 ----------

Retail - Other Specialty Stores -- 0.6%
 1,000,000          B-       Advance Stores Co., Inc., Guaranteed Sr.  Sub. Notes,
                                 Series B, 10.250% due 4/15/08.................................     830,000
                                                                                                 ----------

Savings & Loan Associations -- 2.2%
 1,000,000          B2*      Ocwen Capital Trust I, Guaranteed Capital Securities,
                                 10.875% due 8/1/27............................................     535,000
 2,600,000          B+       Ocwen Financial Corp., Sr. Notes,
                                 11.875% due 10/1/03 @.........................................   2,379,000
                                                                                                 ----------
                                                                                                  2,914,000
                                                                                                 ----------

Semiconductors -- 1.4%
   210,000          B1*      Amkor Technology, Inc., Sr. Sub. Notes,
                                 10.500% due 5/1/09............................................     211,312
 1,240,000          B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                 10.125% due 3/15/07...........................................   1,258,600
   440,000          B        SCG Holding & Semiconductor Co., Sr. Notes,
                                 12.000% due 8/1/09............................................     471,900
                                                                                                 ----------
                                                                                                  1,941,812
                                                                                                 ----------

Steel/Iron Ore -- 0.9%
 1,320,000          B+       WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04...................   1,234,200
                                                                                                 ----------

Telecommunications - Other -- 13.1%
   610,000          B+       Call-Net Enterprises, Inc., Sr. Notes,  9.375% due 5/15/09........     378,200
   325,000/EUR/     AA+      Esat Telecom Group PLC, Sr. Notes,
                                 11.875% due 11/1/09...........................................     390,209
                             Esprit Telecom Group PLC, Sr. Notes:
   700,000          B-           11.500% due 12/15/07..........................................     500,500
   600,000/DEM/     B-           11.500% due 12/15/07 @........................................     222,015
   400,000          B-           10.875% due 6/15/08...........................................     274,000
   200,000/EUR/     B        Flag Telecom Holdings Ltd., Sr. Notes,
                                 11.625% due 3/30/10+..........................................     175,423
                             Focal Communications Corp.:
   340,000          B            Sr. Discount Notes, Series B, step bond to yield
                                      12.978% due 2/15/08......................................     231,200
   655,000          B        Sr. Notes, 11.875% due 1/15/10+...................................     661,550

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

  Face
Amount++         Rating(a)                 Security                                             Value
-------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 13.1% (continued)
   815,000        BB     Global Crossing Holding Ltd., Sr. Notes,
                           9.500% due 11/15/09...........................................   $   790,550
   650,000/EUR/   B      Global TeleSystems Europe, Sr. Notes,
                           11.000% due 12/1/09+..........................................       489,125
   495,000        CCC+   GT Group Telecom Inc., Sr. Discount Notes, step
                           bond to yield 13.250% due 2/1/10+.............................       277,200
                         Hermes Europe Railtel B.V., Sr. Notes:
    25,000        B        11.500% due 8/15/07...........................................        21,500
 2,045,000        B        10.375% due 1/15/09...........................................     1,676,900
   480,000        B-     ICG Holdings, Inc., Sr. Discount Notes,
                           step bond to yield 13.119% due 9/15/05........................       466,800
                         Jazztel PLC, Sr. Notes:
   500,000/EUR/   CCC+     13.250% due 12/15/09+.........................................       433,766
   250,000/EUR/   CCC+     14.000% due 7/15/10+..........................................       242,046
                         KMC Telecom Holdings, Inc.:
   805,000        CCC+     Sr. Discount Notes, step bond to yield
                              15.899% due 2/15/08........................................       382,375
   590,000        CCC+     Sr. Notes, 13.500% due 5/15/09................................       522,150
                         Level 3 Communications, Inc.:
   170,000        B        Sr. Discount Notes, step bond to yield
                              12.875% due 3/15/10+.......................................        93,925
 1,800,000/EUR/   B        Sr. Notes, 11.250% due 3/15/10+...............................     1,690,967
   815,000        B+     McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...................       737,575
   600,000        B-     MGC Communications, Inc., Sr. Notes,
                           13.000% due 4/1/10+...........................................       567,000
                         NEXTLINK Communications, Inc.,
                           LLC/NEXTLINK Capital, Inc.:
 1,240,000        B           Sr. Discount Notes, step bond to yield
                                  12.064% due 6/1/09.....................................       768,800
 1,270,000        B           Sr. Discount Notes, step bond to yield
                                  12.478% due 12/1/09+...................................       736,600
   440,000        B           Sr. Notes, 12.500% due 4/15/06.............................       462,000
   635,000        B           Sr. Notes, 10.750% due 6/1/09..............................       628,650
   615,000        B-     Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09...............       627,300
                         Versa Tel Telecom International N.V., Sr. Notes:
   265,000        B-       13.250% due 5/15/08...........................................       270,963
   280,000/EUR/   B-       11.250% due 3/30/10+..........................................       252,974
 2,000,000        B-     Viatel, Inc., Sr. Notes, 11.500% due 3/15/09....................     1,560,000
 1,200,000        B-     World Access, Inc., Sr. Notes, Series B,
                           13.250% due 1/15/08...........................................     1,080,000
                                                                                            -----------
                                                                                             17,612,263
                                                                                            -----------

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

  Face
Amount++          Rating(a)                     Security                                                Value
----------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 8.6%
   635,000         Caa1*        AirGate PCS, Inc., Sr. Sub. Discount Notes,
                                    step bond to yield 13.280% due 10/1/09.........................  $   361,950
   995,000         CCC+         Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount
                                    Notes, step bond to yield 12.723% due 2/15/10..................      522,375
   700,000         B-           Centennial Cellular Corp., Sr. Sub. Notes,
                                    10.750% due 12/15/08...........................................      683,375
   750,000/CAD/    B3*          Clearnet Communications Inc., Sr. Discount Notes,
                                   step bond to yield 10.400% due 5/15/08..........................      318,890
                                Crown Castle International Corp.:
 1,515,000         B               Sr. Discount Notes, step bond to yield
                                        11.059% due 5/15/11+.......................................      933,619
   400,000         B            Sr. Notes, 10.750% due 8/1/11......................................      407,500
   495,000         NR           Dobson/Sygnet Communications Inc., Sr. Notes,
                                   12.250% due 12/15/08............................................      529,650
   835,000         B-           Microcell Telecommunications Inc., Sr. Discount Notes,
                                   step bond to yield 11.756% due 6/1/09...........................      553,187
 1,655,000         B-           Millicom International Cellular S.A., Sr. Discount Notes,
                                   step bond to yield 15.414% due 6/1/06...........................    1,415,025
                                Nextel Communications, Inc.:
   475,000         B1*             Sr. Notes, 9.375% due 11/15/09..................................      456,000
   930,000         B1*             Sr. Redeemable Discount Notes, step bond to yield
                                        10.837% due 9/15/07........................................      734,700
 2,755,000         B1*             Sr. Serial Redeemable Discount Notes,
                                        step bond to yield 10.980% due 2/15/08.....................    2,031,812
   680,000         B-           Spectrasite Holdings, Inc., Sr. Discount Notes,
                                   step bond to yield 11.250% due 4/15/09..........................      401,200
   140,000         CCC+         TeleSystems International Wireless Inc., Sr. Discount Notes,
                                   Series C, step bond to yield 17.204% due 11/1/07................       84,700
   680,000         B3*          Triton PCS, Inc., Sr. Discount Notes,
                                   step bond to yield 11.666% due 5/1/08...........................      496,400
                                VoiceStream Wireless Corp.:
   415,000         B2*             Sr. Discount Notes, step bond to yield
                                        11.875% due 11/15/09.......................................      281,162
   180,000         B2*             Sr. Notes, 11.500% due 9/15/09+.................................      193,500
   330,000         B2*             Sr. Notes, Series A, 11.625% due 8/15/06........................      358,050
                                Winstar Communications, Inc.:
   375,000         B-              Sr. Discount Notes, step bond to yield
                                        15.033% due 4/15/10+.......................................      176,250
   590,000         B-              Sr. Notes, 12.750% due 4/15/10+.................................      553,125
                                                                                                     -----------
                                                                                                      11,492,470
                                                                                                     -----------

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

  Face
Amount++        Rating(a)                  Security                                           Value
-------------------------------------------------------------------------------------------------------
Textiles-- 0.6%
   800,000/DEM/    B3*    Texon International PLC, Sr. Notes,
                             10.000% due 2/1/08 @....................................   $    366,595
   525,000         BB     WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05......        441,000
                                                                                        ------------
                                                                                             807,595
                                                                                        ------------
Transportation - Marine -- 0.2%
   320,000         B-     Oglebay Norton Co., Sr. Sub. Notes,
                             10.000% due 2/1/09......................................        292,800
                                                                                        ------------

Unregulated Power Generation-- 2.7%
                          AES Corp., Sr. Sub. Notes:
 1,130,000         Ba3*      10.250% due 7/15/06.....................................      1,132,825
 1,050,000         Ba1*      9.500% due 6/1/09.......................................      1,034,250
 1,350,000         BB+    Calpine Corp., Sr. Notes, 10.500% due 5/15/06..............      1,410,750
                                                                                        ------------
                                                                                           3,577,825
                                                                                        ------------

Wholesale Distributors -- 0.3%
   335,000         B      Buhrmann US Inc., Sr. Sub. Notes,
                             12.250% due 11/1/09.....................................        353,425
                                                                                        ------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost--$132,125,066).......................................    124,336,434
                                                                                        ------------

Shares                                     Security                                           Value
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
Telecommunications - Other -- 0.0%
     3,771                World Access, Inc. (Cost--$66,939).........................         41,717
                                                                                        ------------

WARRANTS# -- 0.5%
Broadcasting -- 0.1%
     2,450                UIH Australia Pacific, Inc., Expire 5/15/06................         73,500
                                                                                        ------------

Cable Television -- 0.0%
       180                Cable Satisfaction International, Expire 3/1/10............          5,040
                                                                                        ------------

Internet Services -- 0.2%
       325                Cybernet Internet Services International, Inc.,
                             Expire 7/1/09+..........................................          9,750
     1,625                Splitrock Services, Inc., Expire 7/15/08...................        303,063
     2,550                WAM!NET Inc., Expire 3/1/05................................         29,644
                                                                                        ------------
                                                                                             342,457
                                                                                        ------------

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                         Schedule of Investments
                                           June 30, 2000 (unaudited) (continued)
================================================================================

Shares                        Security                                  Value
--------------------------------------------------------------------------------
Printing/Forms -- 0.0%
        335       Merrill Corp., Expire 5/1/09.................     $         34
                                                                    ------------

Telecommunications - Other -- 0.1%
      7,130       Pagemart, Inc., Expire 12/31/03..............           57,040
      1,300       RSL Communications, Ltd., Expire 11/15/06....           59,638
                                                                    ------------
                                                                         116,678
                                                                    ------------

Telephone - Cellular -- 0.1%
        665       AirGate PCS, Inc., Expire 10/1/09............           78,138
      1,000       Iridium World Communications Ltd., Expire
                    7/15/05+...................................               10
                                                                    ------------
                                                                          78,148
                                                                    ------------

                  TOTAL WARRANTS
                  (Cost--$275,280).............................          615,857
                                                                    ------------

  Face
 Amount                       Security.........................          Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT-- 6.9%
 $9,208,000       Goldman, Sachs & Co., 6.450% due 7/3/00;
                    Proceeds at maturity --$9,212,949; (Fully
                    collateralized by U.S. Treasury Bills,
                    Notes and Bonds, 0.000% to 12.000% due
                    8/15/00 to 11/15/28; Market value --
                    $9,392,167) (Cost --$9,208,000)............        9,208,000
                                                                    ------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost --$141,675,285**)......................     $134,202,008
                                                                    ============

________________
++   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Convertible bond exchangeable for 7,147 shares of common stock.
@    Security is segregated by Custodian for open purchase commitments.
#    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in schedule:
     ----------------------------------------
     CAD -- Canadian Dollar      GBP -- British Pound
     DEM -- German Mark          EUR -- Euro

     See page 18 for definitions of ratings.

                      See Notes to Financial Statements.

[LOGO OF ZENIX FUNDS]
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC  Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements;
               their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR          -- Indicates that the bond is not rated by either Standard &
               Poor's or Moody's.

[LOGO OF ZENIX FUNDS]

                                             Statement of Assets and Liabilities
                                                       June 30, 2000 (unaudited)
================================================================================
ASSETS:
  Investments, at value (Cost--$141,675,285)  ...................   $134,202,008
  Cash ..........................................................            234
  Dividends and interest receivable .............................      2,971,106
  Receivable for securities sold ................................      2,060,049
  Receivable for open forward foreign
    currency contracts (Note 12) ................................          4,958
                                                                    ------------
  Total Assets ..................................................    139,238,355
                                                                    ------------

LIABILITIES:
  Payable for securities purchased ..............................      1,507,960
  Dividends payable .............................................        231,563
  Investment advisory fees payable ..............................         86,695
  Administration fees payable ...................................         34,152
  Payable for open forward foreign
    currency contracts (Note 12) ................................         11,241
  Accrued expenses ..............................................        408,736
                                                                    ------------
  Total Liabilities .............................................      2,280,347
                                                                    ------------
Total Net Assets ................................................   $136,958,008
                                                                    ============

NET ASSETS:
  Par value of capital shares ...................................   $    160,223
  Capital paid in excess of par value ...........................    108,103,760
  Auction Rate Cumulative Preferred Shares (Note 7) .............     60,000,000
  Overdistributed net investment income .........................      (377,067)
  Accumulated net realized loss from security transactions ......   (23,446,319)
  Net unrealized depreciation of investments and
    foreign currencies...........................................    (7,482,589)
                                                                    ------------
  Total Net Assets ..............................................   $136,958,008
                                                                    ============
NET ASSET VALUE, COMPRISED OF:                          Per Share
                                                        ----------

Auction Rate Cumulative Preferred Shares
  redemption value ...................................  $25,000.00  $ 60,000,000
Undeclared dividends on Auction Rate Cumulative
  Preferred Shares....................................       12.95        31,077
                                                        ----------  ------------
Total allocated to Auction Rate Cumulative
  Preferred Shares....................................  $25,012.95    60,031,077
                                                        ==========  ------------
Common Stock (16,022,258 shares outstanding)..........       $4.80    76,926,931
                                                        ==========  ------------
Total Net Assets......................................              $136,958,008
                                                                    ============
                       See Notes to Financial Statements.

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                                                         Statement of Operations
                                                      For the Three Months Ended
                                                       June 30, 2000 (unaudited)
================================================================================

INVESTMENT INCOME:
  Interest ....................................................... $  3,841,098
  Dividends ......................................................       24,525
  Less: Interest expense (Note 8) ................................      (74,617)
                                                                   -------------
  Total Investment Income ........................................    3,791,006
                                                                   -------------
EXPENSES:
  Investment advisory fees (Note 2) ..............................      170,872
  Administration fees (Note 2) ...................................       68,349
  Shareholder communications .....................................       43,981
  Audit and legal ................................................       23,463
  Shareholder and system servicing fees ..........................       18,367
  Listing fees ...................................................        8,089
  Directors' fees ................................................        7,746
  Pricing ........................................................        6,308
  Custody ........................................................        3,903
  Other ..........................................................        9,329

                                                                   -------------
  Total Expenses .................................................      360,407
                                                                   -------------
Net Investment Income ............................................    3,430,599
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 12):

  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities) ......   (3,865,546)
    Foreign currency transactions ................................      448,169
                                                                   -------------
  Net Realized Loss ..............................................   (3,417,377)
                                                                   -------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of period ..........................................   (8,315,204)
    End of period ................................................   (7,482,589)
                                                                   -------------
  Decrease in Net Unrealized Depreciation ........................      832,615
                                                                   -------------
Net Loss on Investments ..........................................   (2,584,762)
                                                                   -------------
Increase in Net Assets From Operations ...........................      845,837
                                                                   =============


                       See Notes to Financial Statements.

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                                             Statements of Changes in Net Assets
                                                      For the Three Months Ended
                                                       June 30, 2000 (unaudited)
                                               and the Year Ended March 31, 2000
================================================================================

                                                       June 30        March 31
                                                   -------------  -------------
OPERATIONS:
  Net investment income .......................... $   3,430,599  $  12,243,787
  Net realized loss ..............................    (3,417,377)    (8,989,043)
  (Increase) decrease in net
    unrealized depreciation ......................       832,615     (5,686,535)
                                                   -------------  -------------
  Increase (Decrease) in Net Assets
    From Operations ..............................       845,837     (2,431,791)
                                                   -------------  -------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock
    Shareholders From Net Investment
    Income .......................................      (713,417)    (2,100,000)
  Auction Rate Cumulative Preferred Shares
    Shareholders From Net Investment Income ......      (814,248)            --
  Common Stock Shareholders From Net
    Investment Income ............................    (2,590,109)   (10,351,025)
                                                   -------------  -------------
  Decrease in Net Assets From
    Distributions To Shareholders ................    (4,117,774)   (12,451,025)
                                                   -------------  -------------

FUND SHARE TRANSACTIONS (NOTE 9):
  Issuance of Auction Rate Cumulative
    Preferred Shares (net of underwriting
    commissions and expenses of $865,000) ........    59,135,000             --
  Redemption of 7.00% Cumulative
    Preferred Stock ..............................   (30,000,000)            --
  Net asset value of shares issued for
    reinvestment of dividends ....................       233,767      1,561,796
                                                   -------------  -------------
  Increase in Net Assets From
    Fund Share Transactions ......................    29,368,767      1,561,796
                                                   -------------  -------------

Increase (Decrease) in Net Assets ................    26,096,830    (13,321,020)

NET ASSETS:

  Beginning of period ............................   110,861,178    124,182,198
                                                   -------------  -------------
  End of period* ................................. $ 136,958,008  $ 110,861,178
                                                   =============  =============
 *Includes overdistributed
   net investment income of: .....................     $(377,067)     $(138,061)
                                                   =============  =============

                       See Notes to Financial Statements.

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
                                                         Statement of Cash Flows
                                                      For the Three Months Ended
                                                       June 30, 2000 (unaudited)
================================================================================
Cash Flows Provided by Operating
and Investing Activities:
  Interest and dividends received ....................... $  3,873,447
  Operating expenses paid ...............................     (111,937)
  Purchases of short-term securities, net ...............    8,940,000
  Purchases of long-term securities .....................  (31,341,480)
  Proceeds from disposition of long-term securities .....   23,647,309
                                                          ------------
  Net Cash Flows Provided By Operating
    and Investing Activities ............................                 $  5,007,339
                                                                          ------------
Cash Flows Used By Financing Activities:
  Redemption of Bank Loan ...............................  (30,000,000)
  Redemption of 7.00% Cumulative Preferred Stock ........  (30,000,000)
  Issuance of Auction Rate Cumulative Preferred Shares ..   60,000,000
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock......................................     (713,417)

  Cash dividends paid on Auction Rate Cumulative
    Preferred Shares ....................................     (814,248)
  Underwriting and issuance expenses related to
    Auction Rate Cumulative Preferred Shares ............     (865,000)
  Interest payments on bank loans .......................     (256,406)
  Cash dividends paid on Common Stock* ..................   (2,358,546)
                                                           -----------
  Net Cash Flows Used By Financing Activities ...........                   (5,007,617)
                                                                          ------------
Net Decrease in Cash ....................................                         (278)
Cash,Beginning of Period ................................                 $        512
                                                                          ------------
Cash, End of Period .....................................                          234
                                                                          ============

RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations ..................                 $    845,837
  Amortization of discount on securities ................     (666,948)
  Decrease in investments ...............................    5,161,044
  Increase in receivable for securities sold ............   (1,684,993)
  Increase in payable for securities purchased ..........      489,066
  Decrease in dividends and interest receivable .........      158,103
  Decrease in receivable for open forward foreign
    currency contracts ..................................      382,143
  Interest expense ......................................       74,617
  Increase in accrued expenses ..........................      248,470
                                                           -----------
  Total Adjustments .....................................                    4,161,502
                                                                          ------------
Net Cash Flows Provided By Operating
and Investing Activities ................................                 $  5,007,339
                                                                          ============

* Exclusive of dividend reinvestment of $233,767

                       See Notes to Financial Statements.

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                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1.   Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

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                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e.,$25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $8,395,005 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Advisory Agreement and Transactions with Affiliated Persons

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily

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                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

     3.   Investments

     During the three months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $31,826,546
--------------------------------------------------------------------------------
Sales                                                                25,329,814
--------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                         2,401,612
Gross unrealized depreciation                                        (9,874,889)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          (7,473,277)
--------------------------------------------------------------------------------

     4.   Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

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                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     5.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.   7.00% Cumulative Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which were redeemed in full on April 14, 2000, at a price equal to $1,000 per share, plus accumulated dividends of $713,417.

     7.   Auction Rate Cumulative Preferred Shares

     On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $265,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 6.00% to 6.55% for the period ended June 30, 2000.

     The ARCPS is redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS has a liquidation preference of$25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

     SSB also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the three months ended June 30, 2000, SSB earned approximately $30,000 as the broker/dealer.

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                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     8.   Bank Loan

     For the three months ended June 30, 2000, interest expense related to the loan totaled $74,617, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 6.40%. Interest on the loan was calculated at LIBOR plus 40 basis points.

     On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

     9.   Common Stock

     At June 30, 2000, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:


                              Three Months Ended             Year Ended
                                 June 30, 2000              March 31, 2000
                              ------------------         --------------------
                               Shares      Amount         Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
  reinvestment                 50,974      $233,767       281,150   $1,561,796
--------------------------------------------------------------------------------

     10.  Capital Loss Carryforward

     At March 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $15,655,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                2003         2004          2007        2008
--------------------------------------------------------------------------------
Carryforward Amounts         $4,873,000   $2,291,000    $1,704,000  $6,787,000
--------------------------------------------------------------------------------

     11.  Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements

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                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     12.  Forward Foreign Currency Contracts

     At June 30, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                            Local        Market       Settlement    Unrealized
Foreign Currency            Currency     Value        Date          Gain (Loss)
================================================================================
To Buy:
Euro                        250,000   $  239,650        7/5/00     $  4,000
--------------------------------------------------------------------------------
To Sell:
British Pound               695,375    1,056,587      12/22/00      (10,951)
Canadian Dollar             472,500      320,263       12/8/00          958
Euro                      2,415,630    2,339,271      12/15/00         (290)
--------------------------------------------------------------------------------
                                                                    (10,283)
--------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
Foreign Currency Contracts                                         $ (6,283)
================================================================================

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                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:

                                                                 2000(1)       2000        1999
                                                               --------     --------    --------
Net Asset Value, Beginning of Period .........................    $5.02        $5.96       $6.96
                                                               --------     --------    --------
Income (Loss) From Operations:
  Net investment income ......................................     0.24         0.78        0.82
  Net realized and unrealized loss ...........................    (0.20)       (0.94)      (0.97)
                                                               --------     --------    --------
  Total Income (Loss) From Operations ........................     0.04        (0.16)      (0.15)
                                                               --------     --------    --------
Underwriting commission and expenses of issuance
  of Auction Rate Cumulative Preferred Shares ................    (0.05)          --          --
                                                               --------     --------    --------
Distributions Paid To:
  7.00% Cumulative Preferred Stock Shareholders From
    Net Investment Income ....................................    (0.04)       (0.13)      (0.14)
                                                               --------     --------    --------
  Auction Rate Cumulative Preferred Shares Shareholders
    From Net Investment Income ...............................    (0.05)          --          --
  Change in undeclared dividends on Auction Rate
    Cumulative Preferred Shares ..............................     0.04           --          --
  Common Stock Shareholders From
    Net Investment Income ....................................    (0.16)       (0.65)      (0.69)
  Common Stock Shareholders From Capital .....................       --           --       (0.02)
                                                               --------     --------    --------
  Total Distributions ........................................    (0.21)       (0.78)      (0.85)
                                                               --------     --------    --------
Net Asset Value, End of Period ...............................    $4.80        $5.02       $5.96
                                                               ========     ========    ========
Market Value, End of Period ..................................    $4.75        $4.44       $5.88
                                                               ========     ========    ========
Total Return, Based on Market Value* .........................    10.80%++    (14.28)%    (12.53)%
                                                               ========     ========    ========
Total Return, Based on Net Asset Value* ......................    (1.01)%++    (4.43)%     (4.38)%
                                                               ========     ========    ========
Net Assets**, End of Period (000's) ..........................  $76,927      $80,234     $93,561
                                                               ========     ========    ========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
  Net Investment Income ......................................    17.78%+      13.90%      12.99%
  Interest Expense ...........................................     0.39+        2.04        1.81
  Other Expenses .............................................     1.87+        1.69        1.53
Portfolio Turnover Rate ......................................       21%          79%         91%

------------------------
(1)  For the three months ended June 30, 2000 (unaudited).
 * The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

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                                                Financial Highlights (continued)
================================================================================
For a share of common stock outstanding throughout each year ended March 31:

                                                      1998      1997       1996
                                                     -------   -------   -------
Net Asset Value, Beginning of Year ................ $   6.45   $  6.31   $  5.88
                                                    --------   -------   -------
Income From Operations:
  Net investment income ...........................     0.87      0.92      0.86
  Net realized and unrealized gain ................     0.56      0.08      0.45
                                                    --------   -------   -------
  Total Income From Operations ....................     1.43      1.00      1.31
                                                    --------   -------   -------
Distributions Paid To:
  7.00% Cumulative Preferred Stock Shareholders
    From Net Investment Income ....................    (0.14)    (0.14)    (0.15)
  Common Stock Shareholders From
    Net Investment Income .........................    (0.78)    (0.72)    (0.73)
                                                    --------   -------   -------
  Total Distributions .............................    (0.92)    (0.86)    (0.88)
                                                    --------   -------   -------
Net Asset Value, End of Year ...................... $   6.96   $  6.45   $  6.31
                                                    ========   =======   =======
Market Value, End of Year ......................... $   7.50   $  7.25   $  7.00
                                                    ========   =======   =======
Total Return, Based on Market Value* ..............    14.81%    15.55%    18.35%
                                                    ========   =======   =======
Total Return, Based on Net Asset Value* ...........    19.75%    14.04%    20.01%
                                                    ========   =======   =======
Net Assets**, End of Year (000's) ................. $105,861    95,034    90,318
                                                    ========   =======   =======
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
  Net Investment Income ...........................    12.60%    14.35%    14.21%
  Interest Expense ................................     1.81      1.92      1.98
  Other Expenses ..................................     1.51      1.59      1.65
Portfolio Turnover Rate ...........................       79%      101%       87%

--------------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
** Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

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                                                     Other Financial Information
                                                                     (unaudited)
================================================================================
     The table below sets out information with respect to Auction Rate
Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit
Facility:

                                   2000(1)     2000       1999       1998       1997       1996
                                   -------    ------     ------     ------     ------     ------
Auction Rate Cumulative
Preferred Shares(2)
  Total amount
    outstanding (000s)           $ 60,000          --         --         --         --         --
  Asset Coverage Per Share         56,240          --         --         --         --         --
  Involuntary Liquidating
    Preference Per Share           25,000          --         --         --         --         --
  Average Market Value
    Per Share(3)                   25,000          --         --         --         --         --
7.00% Cumulative
Preferred Stock(4)
  Total amount
    outstanding (000s)                 --    $ 30,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000
  Asset Coverage Per Share             --       2,340      2,560      2,760      2,580      2,490
  Involuntary Liquidating
    Preference Per Share               --       1,000      1,000      1,000      1,000      1,000
  Average Market Value
    Per Share(3)                       --       1,000      1,000      1,000      1,000      1,000
PNC Bank Credit Facility(5)
  Total Amount
    Outstanding (000s)                 --      30,000     30,000     30,000     30,000     30,000
  Asset Coverage (000s)                --     140,200    153,600    165,900    154,800    149,400

---------------
(1)  As of June 30, 2000.
(2) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(5) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

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                                                 Quarterly Results of Operations
                                                                     (unaudited)
================================================================================

                                                                                         Net Increase
                                                                  Net Realized            (Decrease)
                                                                 and Unrealized          in Net Assets
                          Investment        Net Investment        Gain (Loss)                From
                            Income              Income          on Investments            Operations
                       -----------------   ----------------   ------------------      -------------------
                                   Per                Per                     Per                   Per
Quarter Ended          Total      Share*     Total   Share*       Total     Share*     Total        Share*
-------------          -----      ------     -----   ------       -----     ------     -----        ------
June 30, 1998        $3,578,838   $0.23  $3,185,558  $0.21  $ (1,919,184)  $(0.13) $ 1,266,374     $0.08
September 30, 1998    3,511,518    0.23   3,123,106   0.20   (11,774,047)   (0.76)  (8,650,941)    (0.56)
December 31, 1998     3,604,184    0.23   3,264,567   0.21      (233,303)   (0.01)   3,031,264      0.20
March 31, 1999        3,514,767    0.22   3,135,099   0.20    (1,173,863)   (0.07)   1,961,236      0.13
June 30, 1999         3,352,171    0.21   2,987,079   0.19    (4,365,869)   (0.28)  (1,378,790)    (0.09)
September 30, 1999    3,397,175    0.21   3,038,845   0.19    (4,147,356)   (0.26)  (1,108,511)    (0.07)
December 31, 1999     3,585,998    0.23   3,230,785   0.21        28,349     0.00    3,259,134)     0.21
March 31, 2000        3,400,371    0.21   2,987,078   0.19    (6,190,702)   (0.40)  (3,203,624)    (0.21)
June 30, 2000         3,791,006    0.26   3,430,599   0.24    (2,584,762)   (0.20)     845,837      0.04

------------
* Per share of Common Stock.

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                                                      Financial Data (unaudited)
================================================================================
For a share of common stock outstanding throughout each period:


                                                                     Dividend
 Record         Payable         NYSE        Net Asset    Dividend  Reinvestment
  Date           Date       Closing Price     Value*       Paid        Price
================================================================================
4/21/98         4/24/98        $7.500         $6.95       $0.061      $7.125
5/26/98         5/29/98         7.500          6.89        0.061       7.125
6/23/98         6/26/98         7.625          6.82        0.061       7.244
7/28/98         7/31/98         7.438          6.85        0.061       7.066
8/25/98         8/28/98         6.563          6.54        0.061       6.409
9/22/98         9/25/98         6.375          6.02        0.058       6.056
10/27/98        10/30/98        6.625          5.61        0.058       6.294
11/23/98        11/27/98        6.625          6.07        0.058       6.294
12/21/98        12/24/98        6.125          5.98        0.058       5.860
1/26/99         1/29/99         6.063          6.06        0.058       5.938
2/23/99         2/26/99         6.063          5.98        0.058       5.859
3/23/99         3/26/99         5.875          5.97        0.056       5.850
4/27/99         4/30/99         5.750          6.07        0.056       5.910
5/25/99         5/28/99         5.938          5.87        0.056       5.750
6/22/99         6/25/99         5.875          5.69        0.054       5.580
7/27/99         7/30/99         5.938          5.68        0.054       5.641
8/24/99         8/27/99         5.750          5.51        0.054       5.463
9/21/99         9/24/99         5.375          5.42        0.054       5.312
10/26/99        10/29/99        4.938          5.34        0.054       5.200
11/22/99        11/26/99        5.000          5.42        0.054       4.880
12/27/99        12/30/99        4.500          5.43        0.054       4.630
1/25/00         1/28/00         4.625          5.30        0.054       4.690
2/22/00         2/25/00         4.500          5.27        0.054       4.480
3/28/00         3/31/00         4.438          5.11        0.054       4.556
4/25/00         4/28/00         4.563          4.88        0.054       4.661
5/23/00         5/26/00         4.563          4.68        0.054       4.586
6/27/00         6/30/00         4.750          4.80        0.054       4.714
================================================================================

* As of record date

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                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================
     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund
Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan

[LOGO OF ZENIX FUNDS]

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================
participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the

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                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================
change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


               ----------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board
Lewis E. Daidone
Senior Vice President and Treasurer
John C. Bianchi
Vice President and Investment Officer
Paul A. Brook
Controller
Christina T. Sydor
Secretary


            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD01153 8/00